UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

PACIFIC ETHANOL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PEIX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Pekin Security Agreement

On May 5, 2020, Pacific Ethanol Pekin, LLC (“PE Pekin”), a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Ethanol, Inc., a Delaware corporation (the “Company”), entered into a Security Agreement (the “Pekin Security Agreement”) dated May 5, 2020 in favor of Cortland Products Corp. (“Cortland”), as collateral agent for the benefit of the noteholders (the “Noteholders”, and together with Cortland, the “Secured Parties”) party to that certain Security Agreement dated December 15, 2016 by and among the Company, the Noteholders and Cortland, as amended, under which PE Pekin granted a security interest in all of PE Pekin’s personal property in favor of Cortland, on behalf of each Secured Party, as security for PE Pekin’s obligations to the Secured Parties. The lien granted under the Pekin Security Agreement is junior and subordinate in priority to the lien granted to CoBank, ACB, a federally-chartered instrumentality of the United States (“CoBank”), as set forth in that certain Intercreditor Agreement dated as of March 20, 2020 by and among the Company, Cortland, CoBank, and the grantors party thereto (the “Intercreditor Agreement”).

The Pekin Security Agreement also contains customary representations and warranties and other customary terms and conditions.

A description of the Intercreditor Agreement is set forth in the Company’s Current Report on Form 8-K for March 16, 2020 filed with the Securities and Exchange Commission on March 26, 2020 and is incorporated herein by this reference.

The description of the Pekin Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Pekin Security Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 5, 2020, PE Pekin and Cortland entered into the Pekin Security Agreement, as described in Item 1.01 above and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Security Agreement dated as of May 5, 2020 by Pacific Ethanol Pekin, LLC in favor of Cortland Products Corp. (*)

(*)	Filed herewith. The agreement filed as an exhibit to this report contains representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2020	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary

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